UNITED STATES


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.   20549


                            Form 8-K




                         CURRENT REPORT

             PURSUANT TO SECTION 13 or 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported)     August 6, 1997






                   POTOMAC ELECTRIC POWER COMPANY

     (Exact name of registrant as specified in its charter)





District of Columbia and Virginia    1-1072         53-0127880
 (State or other jurisdiction of  (Commission    (I.R.S. Employer
  incorporation)                  File Number)  Identification No.)





1900 Pennsylvania Avenue, N. W., Washington, D. C.         20068

     (Address of principal executive offices)            (Zip Code)




Registrant's telephone number, including area code   (202) 872-3526



    (Former Name or Former Address, if Changed Since Last Report)


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                                                           PEPCO
                                                           Form 8-K

Item 5.   Other Events.

     Exhibit 99 attached hereto is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         Exhibit No.  Description of Exhibit        Reference

             99       News Release of Potomac
                      Electric Power Company,
                      Potomac Capital Investment
                      Corporation and RCN
                      Corporation dated
                      August 6, 1997................Filed herewith.



                                  Signatures
  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Potomac Electric Power Company
                                             (Registrant)



                                   By      /s/ A. J. KAMERICK
                                          Anthony J. Kamerick
                                       Vice President and Treasurer



August 6, 1997
    DATE


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